EXHIBIT 10.3

  February 25, 1999



  Dr. Carlton Turner
  Carrington Laboratories
  2001 Walnut Hill Lane
  Irving, TX 75038

  Dear Dr. Turner:

  To better meet the mutual objections of both Carrington Labs and Aloe Commodities International, Inc. we hereby offer a buy back program for the 600,000 shares of Aloe Commodities International, Inc. stock currently being held by Carrington Labs.

            1999 Schedule
            -------------

  Date       Amount   By Quarter
  ----      -------   ----------

  3/25/99   $10,000     10,000
  4/20/99   $15,000
  5/15/99   $15,000     45,000
  6/15/99   $15,000
  3rd Qtr   $50,000     50,000
  4th Qtr   $75,000     75,000
            Total      180,000

            2000 Schedule
            -------------

  1st Qtr   $75,000     75,000
  2nd Qtr   $75,000     75,000
  3rd Qtr   $75,000     75,000
  4th Qtr   $75,000     75,000
            Total      300,000

            2001 Schedule
            -------------

  1st Qtr   $120,000
            Total     600,000



  L. Scott McKnight
  President & CEO